SCHEDULE 14A

                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
              the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|
Check the appropriate box:
|_|     Preliminary Proxy Statement
|_|     Confidential,  for  Use  of  the  Commission  Only  (as   permitted   by
        Rule 14a-6(e)(2))
|_|     Definitive Proxy Statement
|X|     Definitive Additional Materials
|_|     Soliciting Material Pursuant to Section 240.14a-11(c) or Section
        240.14a-12


                           TRESCOM INTERNATIONAL, INC.
                (Name of Registrant as Specified In Its Charter)
                                       N/A
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

|X|     No fee required.
|_| Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
        1)     Title of each class of securities to which transaction applies:
                N/A

        2)     Aggregate number of securities to which transaction applies:
                N/A

        3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                N/A

        4)     Proposed maximum aggregate value of transaction:
                N/A

        5)     Total fee paid:
                N/A

|_|     Fee paid previously with preliminary materials.



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|_|     Check box if any part of the fee is offset as provided  by Exchange  Act
        Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        1)     Amount Previously Paid:      N/A

        2)     Form, Schedule or Registration Statement No.:      N/A

        3)     Filing Party:      N/A

        4)     Date Filed:      N/A




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[TRESCOM LOGO]        200 East Broward Blvd.       Telephone: 954/763-1000
                      Fort Lauderdale, FL 33301     Facsimile: 954/627-6472



                                  June 4, 1997


Dear Fellow Shareholder:

   Due to a possible error in the distribution of materials relating to TresCom's 1997 Annual Meeting of Shareholders, we are enclosing an additional copy of the 1997 Proxy Statement and related Proxy Card and a copy of the Company's 1996 Annual Report to Shareholders.

   In addition, we are enclosing a form of waiver for your execution. This waiver will assist the Company in assuring that it can demonstrate compliance with a Florida Law notice provision which requires that the Company either provide its shareholders with at least ten days advance notice of an annual meeting or obtain shareholder waiver of such notice requirement.

   If the Company does not receive your waiver, it may be required to reschedule the June 11 Annual Meeting to a later date and remail new proxy materials to all shareholders of the Company. To avoid such an expense, we request that you promptly sign and return the enclosed waiver via facsimile to Ms. Angelina Spoto at 1-800-868-0473 or (954) 627-6497.

   A representative of the Company may be contacting you over the next several days to discuss the requested waiver. We thank you in advance for your prompt attention to this matter.

                                              Sincerely,

                                              /s/ William A. Paquin

                                              William A. Paquin
                                                 SECRETARY


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                       WAIVER OF NOTICE OF ANNUAL MEETING


   The undersigned holder of shares of Common Stock, $0.0419 par value per share, of TresCom International, Inc. (the "Company") as of May 9, 1997 (the record date for the Company's 1997 Annual Meeting of Shareholders), hereby waives the requirement of Section 607.0705 of the Florida Business Corporation Act which requires that the Company provide at least ten days advance notice of a meeting of shareholders.


Date: June 4, 1997




-------------------------------------
 Name:
 Title:



   PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON YOUR STOCK CERTIFICATE(S). IF YOU ARE ACTING AS ATTORNEY, EXECUTOR, TRUSTEE OR IN OTHER REPRESENTATIVE CAPACITY, SIGN NAME AND TITLE. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON. IF HELD JOINTLY, BOTH PARTIES MUST SIGN AND DATE.


   This waiver should be signed and returned via facsimile to Ms. Angelina Spoto at 1-800-868-0473 or (954) 627-6497 no later than Monday, June 9, 1997.



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